UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

XMAX Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XMAX	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

Please see the disclosure set forth under Item 5.02, which is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the Compensation Committee of the Board of Directors of XMax Inc. (the “Company”) approved the increase of annual salaries (the “Increase of Salaries”) and amendments to the employment agreements (the “Amendments”) of Mr. Xiaohua Lu, Chief Executive Officer of the Company, Mr. Yizhou (Steven) Zhao, Chief Operating Officer of the Company, and Jeffery Chuang, Chief Financial Officer of the Company (collectively, the “Executives”). On July 1, 2026, the Board of Directors (the “Board”) of the Company also approved the Increase of Salaries and Amendments.

On July 1, 2026, the Company entered into Amendment to the Employment Agreement with each of Mr. Xiaohua Lu, Mr. Yizhou Zhao and Mr. Jeffery Chuang, pursuant to which Mr. Lu’s annual base salary was increased from $80,000 to $160,000 per year, Mr. Zhao’s annual base salary was increased from $80,000 to $159,000 per year, and Mr. Chuang’s annual base salary was increased from $70,000 to $80,000 per year, effective from July 1, 2026. Except for the salary increases described above, the terms of the employment agreements with the Executives, as amended, remain unchanged.

The form of the Amendment to the Employment Agreement is filed as Exhibits 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Amendment to the Employment Agreement is subject to, and qualified in its entirety by the Amendment to the Employment Agreement, the form of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of the Amendment to the Employment Agreements by and between the Company and Executives dated July 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XMax Inc.

/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

July 6, 2026